Jones Lang LaSalle®

Real value in a changing world

Supplemental Information Second Quarter Earnings Call 2011 EXHIBIT 99.2

Market & Financial Overview

Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Capital Values
Q2 2011
As of Q2 2011
The Jones Lang LaSalle Property Clocks
SM
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Q2 2010
Americas
EMEA
Asia Pacific
London
Washington DC
Toronto, Seoul, Singapore
Beijing
Hong Kong
Detroit, Madrid
Atlanta,
Dallas, Amsterdam
Brussels, Stockholm
Mumbai, Tokyo
Shanghai
Milan, Sydney
New York, Sao Paulo
Moscow
Chicago, San Francisco
Berlin, Paris
Frankfurt
Atlanta, Dallas
Chicago, Toronto
Beijing
Sao Paulo, Washington DC
Amsterdam
New York, Moscow
Singapore
San Francisco
Detroit
Berlin, Stockholm
Shanghai
Hong Kong
Brussels, Seoul
Madrid, Tokyo
Paris, Sydney
Mumbai
London
Frankfurt, Milan

Leasing Market Fundamentals
Q2 2011
As of Q2 2011
The Jones Lang LaSalle Property Clocks
SM
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Q2 2010
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Americas
EMEA
Asia Pacific
Paris, Beijing
Hong
Kong
Sao Paulo
Shanghai
Washington DC
Dallas, Toronto
Rome, Seoul
Detroit
Atlanta, Chicago
Los Angeles
New York
Stockholm, Tokyo
Brussels, Frankfurt, Milan
Berlin, Moscow
Mumbai, Sydney
London,
Singapore
Mexico City
Madrid
Dubai
Johannesburg
Amsterdam, San Francisco
Dubai
Dallas
Frankfurt, Milan
Johannesburg
Detroit
San Francisco
New York, Beijing
Washington DC
Atlanta, Chicago
Rome, Tokyo
Los Angeles, Brussels
Sao Paulo, Moscow
Mumbai
Mexico City
Hong Kong
Singapore
Shanghai
Sydney, Berlin, Paris
Seoul
London
Madrid
Amsterdam
Stockholm
Toronto

Q2 Selected Business Wins and Expansions

– Apollo Group – 8.5M sf
– Pinchal & Company portfolio – $240M
– Bella Vista at Hilltop, Richmond CA – $140M
– Morgans and Royalton Hotels, New York – $140M
– Skadden Arps, Washington DC – 400K sf
Americas
EMEA
Asia Pacific
– Doosan Power Systems Limited – 2.5M sf
– Suomi Life Assurance, Helsinki – €122M
– Mubarak Al Hassawi Medical City, UAE – €175M
– Businesspark Kienberg, Berlin – 1.1M sf
– Magelan Shopping Centre, Ukraine – 1M sf
– DIISR, Australia – 1M sf
– Northland Centre, Melbourne – 481M
– Mafatlal Industries, Mumbai – $136M
– Ayers Rock Resort, Australia – $325M
– Waterfront Place/Eagle Street Pier, Brisbane – $248M
– Morgan Stanley, Tokyo – 350K sf
– Credit Suisse, Singapore – 300K sf
– Rialto Complex, Melbourne – 904K sf
– Aviva Tower, London – £288M
– Piccadilly Estates, London – £130M
– Wells Fargo, Chicago – 293K sf
– Twitter, San Francisco – 215K sf

Financial Information

$348.4
$295.5
2011
2010

$218.0
$170.7
2011
2010

$214.5
$154.7
2011
2010

$68.6
$56.6
2011
2010

$845.3
$680.3
2011
2010

Jones Lang LaSalle

Q2 2011 Revenue Performance
Note: Equity earnings (losses) of $4.2M and ($2.8M) in 2011 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
Americas EMEA Asia Pacific
Consolidated
($ in millions, % change in USD)
LIM
18%
28%
39% 21%
24%

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Asia Pacific

Q2 2011 Real Estate Services Revenue
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$171.7
$31.7
$74.2
$40.8
$28.0
$346.4
13%
122%
19%
6%
(3%)
17%
$60.5
$38.1
$34.4
$46.2
$39.0
$218.2
29%
19%
(2%)
67%
34%
28%
$49.2
$33.8
$88.8
$20.2
$22.4
$214.4
36%
95%
25%
37%
44%
39%
$281.4
$103.6
$197.4
$107.2
$89.4
$779.0
20%
63%
17%
33%
25%
Total RES
Revenue
21%
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).
($ in millions; % change in USD )

YTD 2011 Revenue Performance
Note: Equity earnings (losses) of $2.1M and ($8.9M) in 2011 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
Americas EMEA Asia Pacific LIM
$636.5
$523.9
2011 2010
Consolidated $1,533.2
$1,261.0
2011 2010
22%
($ in millions; % change in USD )
$386.1
$322.2
2011 2010
$379.9
$290.3
2011 2010
$132.8
$115.7
2011 2010
21% 20% 31% 15%

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Jones Lang LaSalle

Asia Pacific

YTD 2011 Real Estate Services Revenue
($ in millions; % change in USD )
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$314.8
$51.5
$141.0
$78.0
$48.6
$633.9
22%
116%
17%
11%
(6%)
21%
$97.6
$66.7
$70.3
$84.6
$67.2
$386.4
14%
15%
1%
58%
22%
20%
$78.8
$51.5
$172.5
$38.3
$38.7
$379.8
28%
52%
24%
51%
26%
31%
$491.2
$169.7
$383.8
$200.9
$154.5
$1,400.1
21%
46%
17%
35%
12%
23%
Total RES
Revenue
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).

Separate Accounts $18.2
Fund Management $16.5
Public Securities $10.6

JONES LANG LASALLE

•
$2.3 billion of net new capital commitments in Q2 2011, primarily in
Public Securities
•
$3.8 billion of net new capital commitments raised YTD 2011
•
Announced acquisition of Trinity Funds Management, an Australian property fund manager with ~$690 million of assets under management
2011 YTD Highlights
Product
Assets Under
Management
($ in billions)
Average
Performance
Private Equity
U.K. $12.2 Above benchmark
Continental Europe $4.4 Return: >1x equity
North America $10.5 Above benchmark
Asia Pacific $7.6 Return: >1x equity
Public Securities $10.6 Above benchmark
Total Q2 2011 AUM $45.3 B
AUM by Fund type
Note: AUM data reported on a one-quarter lag
($ in billions)

A premier global investment manager
LaSalle Investment Management

Solid Cash Flows and Balance Sheet Position
•
Funded King Sturge acquisition on
May 31, 2011
- Total Purchase Price of ~$319 million;
$160 million paid upfront with
remainder paid over five years
•
Amended $1.1 billion credit facility
- Pricing reset to LIBOR + 1.625%
- Maturity extended to June 2016
- EBITDA add backs for acquisition
related expenses
•
Investment grade ratings:
Standard & Poor’s:
BBB- (Outlook: Stable)
Moody’s Investor Services:
Baa2 (Outlook: Stable)
Cash Flows
Q2 2011
YTD
Q2 2010
YTD
Cash from Earnings $123 $120
Working Capital (259)          (200)
Cash used in Operations ($136) ($80)
Primary Uses
Capital Expenses
(1)
(36) (14)
Acquisitions & Deferred Payment Obligations (235) (33)
Co-Investment - (11)
Dividends (7)             (4)
Net Cash Outflows ($278) ($62)
Net Share Activity & Other Financing (6)             (5)
Net Bank Debt  (Borrowings) / Repayments ($420) ($147)
Balance Sheet
Q2 2011 Q2 2010
Cash $96 $55
Short Term Borrowings 45              64
Credit Facility 444            268
Net Bank Debt $393 $277
Deferred Business Obligations 439           371
Total Net Debt $832 $648
($ in millions)
(1)
Year-to-date capital expenditures for June 30, 2011 and 2010, net of tenant improvement allowances received, were $34 million and $12 million, respectively.
Q2 2011 Highlights

Appendix

$42.0
$41.3
2011
2010

$12.0
$10.2
2011
2010

$24.7
$14.2
2011
2010

$16.4
$12.5
2011
2010

$93.9
$78.0
2011
2010

Jones Lang LaSalle

Q2 2011 Adjusted EBITDA* Performance
Americas EMEA Asia Pacific LIM
Consolidated
* Refer to slide 16 for Reconciliation of GAAP Net Income to adjusted EBITDA for the three months ended June 30, 2011, and 2010, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s Depreciation and amortization to its reported Operating income, which excludes Restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interests and dividends on unvested common stock.
($ in millions)

YTD 2011 Adjusted EBITDA* Performance
Americas EMEA Asia Pacific LIM
$60.6
$59.3
2011 2010
Consolidated
$122.2
$115.0
2011 2010
* Refer to slide 16 for Reconciliation of GAAP Net Income to adjusted EBITDA for the six months ended June 30, 2011, and 2010, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s Depreciation and amortization to its reported Operating income, which excludes Restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interest and, dividends on unvested common stock.
($ in millions)
$3.8
$5.3
2011 2010
$33.1
$22.8
2011 2010
$26.0
$28.1
2011 2010

($ in millions)
Reconciliation of GAAP Net Income to Adjusted EBITDA
Three Months Ended
June 30,
Six Months Ended
June 30,
2011 2010 2011 2010
Net income attributable to common
shareholders $43.9 $31.8 $45.3 $32.0
Add:
Interest expense, net of interest income 9.6 12.9 17.5 24.3
Provision for income taxes 15.0              9.6              15.6              9.7
Depreciation and amortization 19.3 17.5 37.7 35.2
EBITDA $ 87.8 $ 71.8            $ 116.1 $ 101.2
Restructuring and acquisition charges 6.1 4.0 6.1 5.1
Non-cash co-investment charges - 2.2 - 8.7
Adjusted EBITDA $ 93.9 $ 78.0            $ 122.2 $ 115.0

($ in millions)
Reconciliation of GAAP Net Income to Adjusted Net Income
Three Months Ended
June 30,
Six Months Ended
June 30,
2011 2010 2011 2010
GAAP Net income attributable to common
shareholders $    43.9 $    31.8 $    45.3 $    32.0
Shares (in 000s) 44,473 44,250 44,391 44,085
GAAP earnings per share $    0.99 $    0.72 $    1.02 $    0.73
GAAP Net income attributable to common
shareholders $    43.9 $    31.8 $    45.3 $    32.0
Restructuring and acquisition charges, net 4.6 3.1 4.6 3.9
Intangible amortization, net 1.2              - 1.2 -
Non-cash co-investment charges, net - 1.7 - 6.7
Adjusted net income $    49.7 $    36.6 $    51.1 $    42.6
Shares (in 000s) 44,473 44,250 44,391 44,085
Adjusted earnings per share $    1.12 $    0.83 $    1.15 $    0.97

•
Strengthens JLL’s leading position in both the UK and EMEA markets
-
London is a mature and highly transparent market; #1 destination of international capital the last two years
•
Complementary service offerings; each firm brings important strengths
-
Clients benefit from powerful combined Capital
Markets team with access to JLL’s global platform
-
Depth and scale added to services including
industrial, global logistics, and retail
-
King Sturge’s Advisory and Property Management
businesses complement JLL and increase
EMEA’s resiliency to economic cycles
-
King Sturge's strong high-end London residential
platform gains access to JLL's market leading
Asian network
Source: PropertyEU Research, PropertyEU Magazine May 2011
Based on European investment transactions in excess of €20 million in 2010.
Strategic
Rationale
-
King Sturge was Property Week’s U.K. Investment Agency of the Year; Jones Lang LaSalle
was Property Week’s U.K. Office Agent of the Year
4.2
4.6
4.9
6.2
6.4
9.8
16.4
21.4
€ 0 € 10 € 20
Jones Lang LaSalle /
King Sturge
CB Richard Ellis
Cushman & Wakefield
Savills
Catela Property Group
Colliers International
BNP Paribas
DTZ
European Investment Volume
(€ in billions)

Local and Regional Services
King Sturge secures market leadership

•
JLL and King Sturge merged operations on May 31, 2011
•
Purchase price £197 million ($319 million) with a five-year deferred payment structure
•
Operating margins, ex-transaction related charges, strongly accretive to the higher end of JLL
EMEA’s medium-term Operating Income Margin target of 8-10%
Transaction
Highlights
Note: Assumes GBP/USD conversion rate of 1.62
King Sturge
Overview
•
King Sturge is a market-leading London-based mixed property services business
-
Over 85 partners and approximately 1,600 employees, over 1,300 U.K. based
•
Client focused, strong team ethic and highly respected in the market
•
Annual revenue approximately £160 million ($259 million)
-
U.K. revenue over 85%

King Sturge Overview
A merger of equals in EMEA
Total Forecast Q2 2011 Approximate Timing
Integration Expense $25 million $3 million Majority in the first 12 months
Retention Cost $25 million $3 million 2/3 in the first twelve months;
1/3 in the following twelve months
Intangible Amortization $32 million $2 million $15 million in the first 12 months;
$2 million/ year thereafter
Anticipated
Transaction
Costs